                                                                   Exhibit 10.29

               THIRD AMENDMENT TO FINANCING AND SECURITY AGREEMENT

     THIS THIRD AMENDMENT TO FINANCING AND SECURITY AGREEMENT (this "Agreement") is made as of July ___, 2004, by GENERAL PHYSICS CORPORATION, a corporation organized under the laws of the State of Delaware ("General Physics"), SKILLRIGHT, INC., a Delaware corporation ("Skillright"), GSE SYSTEMS, INC., a corporation organized under the laws of the State of Delaware ("GSE Systems"), GSE POWER SYSTEMS, INC., a Delaware corporation ("GSE Power") and MSHI, INC., a Virginia corporation ("MSHI"; GSE Systems, GSE Power and MSHI are hereinafter referred to collectively as "GSE") (General Physics, Skillright, GSE Systems, GSE Power and MSHI are hereinafter referred to individually as a "Borrower" and collectively as "Borrowers"), jointly and severally and WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association (the "Lender").

                                    RECITALS

     A. Borrowers and Lender are parties to a Financing and Security Agreement dated August 13, 2003, as modified by a First Amendment to Financing and Security Agreement dated as of March 30, 2004 and as further modified by a Second Amendment to Financing and Security Agreement dated as of July 2, 2004 (the "First Amendment"; the same, as amended, modified, substituted, extended, and renewed from time to time, collectively, the "Financing Agreement").

     B. Borrowers have requested that Lender permit an additional management fee to be paid to GP Strategies Corporation during the current fiscal year.

     C. Lender is willing to agree to Borrowers' request on the condition, among others, that this Agreement be executed by Borrowers.

                                   AGREEMENTS

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, receipt of which is hereby acknowledged, Borrowers and Lender agree as follows:

     1. Borrowers and Lender agree that the Recitals above are a part of this Agreement. Unless otherwise expressly defined in this Agreement, terms defined in the Financing Agreement shall have the same meaning under this Agreement.

     2. Borrowers and Lender agree that on the date hereof the aggregate outstanding principal balance under the Revolving Credit Note (subject to change for returned items and other adjustments made in the ordinary course of business) is $______________ and under the GSE Note is $_______________.

     3. Each Borrower represents and warrants to Lender as follows:

          (a) It is a corporation duly organized, and validly existing and in good standing under the laws of the State of its organization and is duly qualified to do business as a foreign corporation in good standing in every other state wherein the conduct of its business or the ownership of its property requires such qualification;

          (b) It has the power and authority to execute and deliver this Agreement and perform its obligations hereunder and has taken all necessary and appropriate action to authorize the execution, delivery and performance of this Agreement;

          (c) The Financing Agreement, as heretofore amended and as amended by this Agreement, and each of the other Financing Documents remains in full force and effect, and each constitutes the valid and legally binding obligation of such Borrower, enforceable in accordance with its terms;

          (d) All of its representations and warranties contained in the Financing Agreement and the other Financing Documents are true and correct on and as of the date of its execution of this Agreement; and

          (e) No Event of Default and no event which, with notice, lapse of time or both would constitute an Event of Default, has occurred and is continuing under the Financing Agreement or the other Financing Documents which has not been waived in writing by Lender.

     4. The Financing Agreement is hereby amended as follows:

          (a) Section 1.1 (Certain Defined Terms) is modified by deleting the following defined term in its entirety and inserting the following in place thereof:

          ""Revolving Credit Expiration Date" means August 12, 2006, unless otherwise extended for successive periods of one (1) year beyond the then existing maturity date commencing as of the first anniversary date of this Agreement, by Lender in the exercise of its sole and absolute discretion."

          (b) Section 2.3(d) (Applicable Interest Rates) is deleted in its entirety and the following is inserted in its place:

          "(d) Changes in the Applicable Margin shall be made not more frequently than semi-annually based on the Pricing Ratio, determined by Lender subsequent to its review of the quarterly reports required by
     Section 7.1.1(c) (Quarterly Statements and Certificates), except that the first such determination shall be made based on Borrower's annual financial statements required by Section 7.1.1(a) (Annual Statements and Certificates) for Borrower's fiscal year ended December 31, 2004 and shall be effective as of the first day of the first month after Lender receives and reviews such statements. The Applicable Margin (expressed as basis points) shall vary depending upon the Pricing Ratio, as follows:


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

                          Pricing Ratio
   (both covenants achieved for two (2) consecutive quarters)
-----------------------------------------------------------------
Total Liabilities to Tangible Net Worth   Interest Coverage Ratio   Applicable Margin
---------------------------------------   -----------------------   -----------------
Equal to or less than 2.25 to 1.0         Greater than 3.5 to 1.0    275 basis points
Equal to or less than 1.75 to 1.0         Greater than 4.0 to 1.0    250 basis points

          (c) Section 7.1.13(d) (Interest Coverage Ratio) is deleted in its entirety and the following is inserted in its place:

          "(d) Interest Coverage Ratio. Borrower shall maintain, at all times, an Interest Coverage Ratio equal to but not less than 3.0 to 1.0."

     5. The Borrower has requested that the Lender permit an additional management fee in an amount not to exceed $1,000,000 to be paid to GP Strategies Corporation in fiscal year 2004 (the "Additional Fee"). The Additional Fee is in addition to the management fee currently permitted pursuant to Section 7.3.6(e) (Investments, Loans and Other Transaction). Lender agrees to the Additional Fee on a one time basis provided that the Borrower complies with each of the following conditions:

          (a) The Borrower executes this Agreement;

          (b) The Additional Fee is made solely for the purpose of and to the extent necessary to conform the closing balance sheet in connection with the spin-off of NPDC to the pro-forma balance sheet of such entity;

          (c) No Event of Default exists prior to or subsequent to the payment of the Additional Fee.

     6. Each Borrower hereby issues, ratifies and confirms the representations, warranties and covenants contained in the Financing Agreement, as amended hereby. Each Borrower agrees that this Agreement is not intended to and shall not cause a novation with respect to any or all of the Obligations.

     7. Borrower shall pay at the time this Agreement is executed and delivered all fees, commissions, costs, charges, taxes and other expenses incurred by Lender and its counsel in connection with this Agreement, including, but not limited to, reasonable fees and expenses of Lender's counsel and all recording fees, taxes and charges.

     8. This Agreement may be executed in any number of duplicate originals or counterparts, each of such duplicate originals or counterparts shall be deemed to be an original and all taken together shall constitute but one and the same instrument. Each Borrower agrees that Lender may rely on a telecopy of any signature of Borrower. Lender agrees that each Borrower may rely on a telecopy of this Agreement executed by Lender.


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

     IN WITNESS WHEREOF, Borrower and Lender have executed this Agreement under seal as of the date and year first written above.

WITNESS OR ATTEST:                      GENERAL PHYSICS CORPORATION


                                        By:                               (SEAL)
-------------------------------------       ------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


WITNESS OR ATTEST:                      SKILLRIGHT, INC.


                                        By:                               (SEAL)
-------------------------------------       ------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


WITNESS OR ATTEST:                      GSE SYSTEMS, INC.


                                        By:                               (SEAL)
-------------------------------------       ------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


WITNESS OR ATTEST:                      GSE POWER SYSTEMS, INC.


                                        By:                               (SEAL)
-------------------------------------       ------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


WITNESS OR ATTEST:                      MSHI, INC.


                                        By:                               (SEAL)
-------------------------------------       ------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


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


WITNESS:                                WACHOVIA BANK, NATIONAL ASSOCIATION


                                        By:                               (SEAL)
-------------------------------------       ------------------------------
                                            Lucy C. Campbell
                                            Vice President


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

                             AGREEMENT OF GUARANTOR

     The undersigned is the "Guarantor" under a Guaranty of Payment Agreement, dated August 13, 2003 (as amended, modified, substituted, extended and renewed from time to time, the "Guaranty"), in favor of Lender. In order to induce Lender to enter into the foregoing Agreement, the undersigned (a) consents to the transactions contemplated by, and agreements made by Borrower under, the foregoing Agreement, and (b) ratifies, confirms and reissues the terms, conditions, promises, covenants, grants, assignments, security agreements, agreements, representations, warranties and provisions contained in the Guaranty.

     WITNESS signature and seal of the undersigned as of the date of the Agreement.

WITNESS OR ATTEST:                      GP STRATEGIES CORPORATION


                                        By:                               (SEAL)
-------------------------------------       ------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


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